MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND          Two World Trade Center,
LETTER TO THE SHAREHOLDERS July 31, 1998               New York, New York 10048


DEAR SHAREHOLDER:

The twelve-month period ending July 31, 1998, was a volatile one for the stock market as a whole and a difficult period for small-cap stocks in particular. Concerns regarding Asia, in addition to concerns about the durability of the bull market in the United States, caused many investors to seek out the large companies believed to be safer and more liquid. This sentiment has characterized recent investor psychology in the small-cap market, despite the historic low valuation levels of these equities relative to large caps.


PERFORMANCE

For the fiscal year ended July 31, 1998, Morgan Stanley Dean Witter Special Value Fund's Class B shares returned 2.02 percent, compared with 19.28 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500), 2.31 percent for the Russell 2000 Index and 1.60 percent for the Lipper Small-Cap Funds Index. During the same period, the Fund's Class A, C and D shares posted total returns of 2.79 percent, 2.02 percent and 3.04 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares since inception on October 29, 1996, versus similar hypothetical investments in the issues that comprise the S&P 500, the Russell 2000 Index and the Lipper Small-Cap Funds Index.


PORTFOLIO

During the period under review, the Fund was overweighted in select reinsurance companies, which were among the Fund's strongest performing holdings. Berkshire Hathaway and General Re (one of the largest reinsurance companies) announced a definitive agreement to merge in June of this year, sparking investor interest in the entire sector. The Fund's position in Tracor (aerospace/defense) also contributed positively to

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 1998, continued

performance during the fiscal year. This stock, one of the portfolio's largest holdings during the period, benefited from General Electric's takeover of the company at a 25 percent premium to its market value.

The Fund's underperforming stocks included Banctec (computer equipment), which, unfortunately, was a relatively large position in the portfolio during the period under review. In March, we reevaluated our basis for holding this stock and began to reduce our position. Although this holding dampened overall Fund performance, the potential greater damage this stock may have had on the portfolio was limited; in July, this stock continued to fall significantly.

During the fiscal year we substantially increased our positions in Paxar and Tetra Technology, because of our belief that these are unique businesses selling at bargain prices. Paxar is a worldwide distributor and manufacturer of product identification systems for use in the textile and apparel industries, including bar-code systems and printed and woven labels. This year the company integrated two large acquisitions while still generating a 12 percent return on capital, yet it sells at only 13 times its 1998 estimated earnings. Tetra Technology is a specialty chemical company with a leading market share in completion fluids (used in drilling oil and gas wells), micronutrients (used in fertilizers and animal feed) and calcium chloride. Tetra also controls one of the world's largest reserves of bromine (used in photographic compounds and in the production of natural gas and oil).

The Fund's cash position was relatively high during the period under review (10.2 percent on July 31, 1998) for two reasons. First, the Fund reopened to new investors on December 16, 1997 and the Fund subsequently received a flow of new assets. (Total net assets in the Fund grew from $293.06 million on December 15, 1997 to $367.66 million on December 31, 1997.) Second, at about the time that we received additional cash, we viewed the valuations in the small-cap market as particularly high. However, we have been moving toward a more fully invested position since then because we have added to some existing positions whose valuations have come down but which still represent sound, long-term investments. We have also recently added new positions in companies that we have determined now represent exceptionally good value. In the semiconductor capital equipment area, for example, the Fund acquired ETEC and DuPont Photomasks, both of which are market leaders in their respective niches. We believe that they are currently undervalued by the market, as a result of the negative sentiment that has been hanging over that sector.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 1998, continued

LOOKING AHEAD

We believe that the small-cap market is likely to remain volatile over the coming year. However, this volatility may present opportunities for the Fund to acquire stocks at attractive valuations. We appreciate your ongoing support of Morgan Stanley Dean Witter Special Value Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FUND PERFORMANCE July 31, 1998


                           GROWTH OF $10,000 CLASS B

    DATE                 TOTAL            S&P 500            LIPPER           RUSSELL 2000
----------------     ------------       ------------      ------------     -----------------
October 29, 1996        $10,000           $10,000            $10,000            $10,000
July 31, 1997           $12,241           $13,818            $11,454            $12,417
July 31, 1998           $12,088 (3)       $16,482            $11,638            $12,705

            --FUND  --S&P 500(4)  --LIPPER (5)  --RUSSELL 2000 (6)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                         AVERAGE ANNUAL TOTAL RETURNS*
----------------------------------------------------------------------------------------------------------------
                      CLASS B SHARES**                                           CLASS A SHARES+
----------------------------------------------------------------------------------------------------------------
PERIOD ENDED 7/31/98                                          PERIOD ENDED 7/31/98
--------------------                                          --------------------
1 Year                          2.02%(1)    -2.73%(2)         1 Year                        2.79%(1)    -2.61%(2)
Since Inception (10/29/96)     13.52%(1)    11.43%(2)         Since Inception (7/28/97)     3.69%(1)    -1.71%(2)

                      CLASS C SHARES++                                           CLASS D SHARES+++
----------------------------------------------------------------------------------------------------------------
PERIOD ENDED 7/31/98                                          PERIOD ENDED 7/31/98
--------------------                                          --------------------
1 Year                          2.02%(1)     1.07%(2)         1 Year                        3.04%(1)
Since Inception (7/28/97)       2.92%(1)     2.92%(2)         Since Inception (7/28/97)     3.95%(1)

--------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 4% contingent deferred sales charge
    (CDSC), assuming a complete redemption on July 31, 1998.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the small cap funds objective. The Index, which is adjusted for capital gain distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(6) The Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The index does not include any expenses, fees, or charges. The index is unmanaged and should not be considered an investment.
  * For periods of less than one year, the fund quotes its total return on a non-annualized basis.
 ** The maximum CDSC for Class B shares is 5.00%. The CDSC declines to 0% after six years.
  + The maximum front-end sales charge for Class A shares is 5.25%.
 ++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
+++ Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1998




 NUMBER OF
  SHARES                                                       VALUE
-----------------------------------------------------------------------
              COMMON STOCKS (88.6%)
              Agriculture (0.3%)
   80,000     Sylvan, Inc.* ............................   $  1,105,000
                                                           ------------
              Apparel (2.3%)
  285,000     Kellwood Co. .............................      9,048,750
                                                           ------------
              Banks -- Regional (1.2%)
   85,000     Pacific Bank, N.A. .......................      4,505,000
                                                           ------------
              Chemicals (1.3%)
  238,000     NL Industries, Inc. ......................      4,938,500
                                                           ------------
              Computer Equipment (0.7%)
  175,000     BancTec, Inc.* ...........................      2,810,937
                                                           ------------
              Computer Software (1.6%)
  200,000     Sybase, Inc.* ............................      1,762,500
  195,000     Timberline Software Corp. ................      4,363,125
                                                           ------------
                                                              6,125,625
                                                           ------------
              Computer Software & Services (3.1%)
  520,000     Wang Laboratories, Inc.* .................     12,025,000
                                                           ------------
              Containers (1.4%)
  350,000     Gaylord Container Corp. (Class A)* .......      2,012,500
   63,000     Liqui-Box Corp. ..........................      3,213,000
                                                           ------------
                                                              5,225,500
                                                           ------------
              Electronic Components (0.5%)
  125,000     DII Group, Inc.* .........................      2,031,250
                                                           ------------
              Electronics (0.8%)
   85,900     Oak Industries, Inc.* ....................      3,189,037
                                                           ------------
              Electronics -- Semiconductors (1.7%)
  495,000     Unitrode Corp.* ..........................      6,558,750
                                                           ------------
              Electronics -- Semiconductors/
               Components (1.4%)
  295,000     Exar Corp.* ..............................      5,310,000
                                                           ------------
              Energy Exploration (0.8%)
  950,820     Hurricane Hydrocarbons Ltd.
               (Class A) (Canada)* .....................      3,090,165
                                                           ------------
              Energy Related (1.8%)
  475,000     USEC Inc.* ...............................      6,768,750
                                                           ------------
              Entertainment/Gaming (0.7%)
  660,000     GameTech International, Inc.* ............      2,598,750
                                                           ------------
              Environmental Control (3.1%)
  916,000     TETRA Technologies, Inc.* ................     12,137,000
                                                           ------------

 NUMBER OF
  SHARES                                                       VALUE
-----------------------------------------------------------------------
              Financial (2.1%)
  185,000     Bank United Corp. (Class A) ..............   $  8,255,625
                                                           ------------
              Foods (3.1%)
  410,000     Fleming Companies, Inc. ..................      6,278,125
  145,400     J & J Snack Foods Corp.* .................      2,798,950
  157,500     Lance, Inc. ..............................      2,972,812
                                                           ------------
                                                             12,049,887
                                                           ------------
              Healthcare (3.1%)
  495,000     Magellan Health Services, Inc.* ..........      9,961,875
  150,000     Sun Healthcare Group, Inc.* ..............      2,193,750
                                                           ------------
                                                             12,155,625
                                                           ------------
              Hospital Management (1.2%)
  250,000     Veterinary Centers of America, Inc.* .....      4,718,750
                                                           ------------
              Housing & Home Furnishings (0.2%)
   25,000     Pillowtex Corp. ..........................        812,500
                                                           ------------
              Industrials (0.2%)
   30,000     Elsag Bailey Process Automation
               N.V. (Netherlands)* .....................        808,125
                                                           ------------
              Insurance (0.9%)
  150,000     United Wisconsin Services, Inc. ..........      3,506,250
                                                           ------------
              Insurance & Financial Services (1.6%)
  455,000     CNA Surety Corp.* ........................      6,085,625
                                                           ------------
              Insurance Brokers (1.2%)
  275,000     Willis Corroon Group PLC (ADR)
               (United Kingdom) ........................      4,468,750
                                                           ------------
              Labels (3.6%)
1,471,400     Paxar Corp.* .............................     13,794,375
                                                           ------------
              Leasing (1.4%)
  239,000     Willis Lease Finance Corp.* ..............      5,377,500
                                                           ------------
              Leisure (1.5%)
  396,900     Midway Games, Inc.* ......................      5,879,081
                                                           ------------
              Machinery & Machine Tools (1.3%)
  204,900     Gleason Corp. ............................      5,122,500
                                                           ------------
              Manufacturing -- Consumer &
              Industrial Products (2.9%)
  400,000     Baldwin Technology Co., Inc. (Class A)* ..      2,325,000
  278,000     Denison International PLC (ADR)
               (United Kingdom)* .......................      4,830,250
  382,500     Farr Co.* ................................      4,111,875
                                                           ------------
                                                             11,267,125
                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1998, continued




 NUMBER OF
  SHARES                                                    VALUE
--------------------------------------------------------------------
              Manufacturing -- Diversified (2.8%)
  220,000     AMETEK, Inc ...........................   $  5,513,750
  360,300     Scott Technologies, Inc. (Class A)* ...      5,179,312
                                                        ------------
                                                          10,693,062
                                                        ------------
              Medical Equipment (1.4%)
  225,000     Marquette Medical Systems, Inc.*.......      5,428,125
                                                        ------------
              Medical Products & Supplies (3.1%)
  200,300     Conmed Corp.* .........................      4,732,088
  175,000     DENTSPLY International, Inc. ..........      4,462,500
   83,000     GP Strategies Corp.* ..................      1,141,250
   95,000     PSS World Medical, Inc.* ..............      1,472,500
                                                        ------------
                                                          11,808,338
                                                        ------------
              Medical Services (1.8%)
  190,000     Corvel Corp.* .........................      7,148,750
                                                        ------------
              Metals (0.2%)
   32,000     Penn Engineering &
               Manfacturing Corp. (Class A) .........        686,000
                                                        ------------
              Metals & Mining (2.1%)
  180,000     Getchell Gold Corp.* ..................      2,430,000
  210,000     Stillwater Mining Co.* ................      5,748,750
                                                        ------------
                                                           8,178,750
                                                        ------------
              Oil & Gas (2.0%)
  430,000     Snyder Oil Corp. ......................      7,740,000
                                                        ------------
              Oil & Gas Products (0.7%)
  227,600     Willbros Group, Inc.* .................      2,845,000
                                                        ------------
              Oil -- Exploration & Production (2.1%)
  475,600     Forest Oil Corp.* .....................      5,826,100
  312,500     Petroglyph Energy, Inc.* ..............      2,304,688
                                                        ------------
                                                           8,130,788
                                                        ------------
              Paper & Forest Products (0.6%)
  200,000     Longview Fibre Co. ....................      2,350,000
                                                        ------------
              Property -- Casualty Insurance (0.6%)
  140,000     Gryphon Holdings, Inc.* ...............      2,170,000
                                                        ------------
              Publishing (3.0%)
  260,000     Hollinger International, Inc. (Class A)      4,143,750
  236,700     Houghton Mifflin Co. ..................      7,456,050
                                                        ------------
                                                          11,599,800
                                                        ------------

 NUMBER OF
  SHARES                                                   VALUE
--------------------------------------------------------------------
              Real Estate Investment Trust (3.3%)
  146,000     Brandywine Realty Trust ...............   $  2,910,875
  512,800     Mid-Atlantic Realty Trust .............      6,666,400
  116,000     Tanger Factory Outlet Centers, Inc. ...      3,327,750
                                                        ------------
                                                          12,905,025
                                                        ------------
              Reinsurers (5.0%)
  393,500     Chartwell Re Corp. ....................     11,362,313
  180,000     RenaissanceRe Holdings, Ltd. (Bermuda).      8,043,750
                                                        ------------
                                                          19,406,063
                                                        ------------
              Restaurants (1.1%)
  216,400     Morrison Health Care Inc. .............      4,179,225
                                                        ------------
              Retail (0.6%)
  200,000     Lazare Kaplan International Inc.*......      2,200,000
                                                        ------------
              Savings & Loan Associations (0.1%)
   26,100     TeleBanc Financial Corp.* .............        541,575
                                                        ------------
              Semiconductor Equipment (1.2%)
  270,000     SpeedFam International, Inc.* .........      4,556,250
                                                        ------------
              Steel & Iron (1.0%)
   83,000     Cleveland-Cliffs, Inc. ................      4,009,938
                                                        ------------
              Telecommunications (3.9%)
  204,000     Asia Satellite Telecommunications
               Holdings Ltd. (ADR) (Hong Kong) ......      3,442,500
  230,000     ECI Telecommunications Limited
               Designs (Israel) .....................      7,820,000
  180,000     Western Wireless Corp. (Class A)* .....      3,746,250
                                                        ------------
                                                          15,008,750
                                                        ------------
              Textiles & Apparel (1.1%)
  400,000     Burlington Industries, Inc.* ..........      4,175,000
                                                        ------------
              Transportation -- Miscellaneous (0.9%)
  300,000     RailWorks Corp.* ......................      3,450,000
                                                        ------------
              Utilities -- Electric (1.7%)
  322,000     Calpine Corp.* ........................      6,500,375
                                                        ------------
              Water (1.3%)
  200,100     American States Water Co. .............      4,952,475
                                                        ------------
              TOTAL COMMON STOCKS
              (Identified Cost $348,869,391).........    342,433,021
                                                        ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1998, continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE
-----------------------------------------------------------------
               CONVERTIBLE BOND (0.9%)
               Semiconductor Equipment
$   4,000      Lam Research Corp.
                5.00% due 09/01/02
                (Identified Cost $3,332,500)......   $  3,240,440
                                                     ------------
               SHORT-TERM INVESTMENTS (10.2%)
               U.S. GOVERNMENT AGENCY (a) (7.2%)
   28,000      Federal Farm Credit Bank
                5.45% due 08/04/98
                (Amortized Cost $27,987,283)......     27,987,283
                                                     ------------
               REPURCHASE AGREEMENT (3.0%)
  11,406       The Bank of New York 5.50%
                due 08/03/98 (dated 07/31/98;
                proceeds $11,410,839) (b)
                (Identified Cost $11,405,612).....     11,405,612
                                                     ------------
               TOTAL SHORT-TERM INVESTMENTS
               (Identified Cost $39,392,895)......     39,392,895
                                                     ------------


                                                            VALUE
---------------------------------------------------------------------
TOTAL INVESTMENTS
(Identified Cost $391,594,786) (c).....         99.7%    $385,066,356
OTHER ASSETS IN EXCESS OF
LIABILITIES ...........................          0.3        1,308,373
                                               -----     ------------
NET ASSETS ............................        100.0%    $386,374,729
                                               =====     ============

--------------------
ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $11,454,164 U.S. Treasury Note 5.75% due 11/30/02 valued at $11,633,724.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $24,532,936 and the aggregate gross unrealized depreciation is $31,061,366, resulting in net unrealized depreciation of $6,528,430.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998

ASSETS:
Investments in securities, at value (identified cost $391,594,786)........  $385,066,356
Receivable for:
   Investments sold ......................................................     9,397,639
   Shares of beneficial interest sold ....................................       449,456
   Dividends .............................................................       112,300
   Interest ..............................................................        84,910
Deferred organizational expenses .........................................       116,315
Prepaid expenses and other assets ........................................        89,075
                                                                            ------------
   TOTAL ASSETS ..........................................................   395,316,051
                                                                            ------------
LIABILITIES:
Payable for:
   Investments purchased .................................................     7,912,638
   Plan of distribution fee ..............................................       345,544
   Shares of beneficial interest repurchased .............................       319,331
   Investment management fee .............................................       263,724
Accrued expenses and other payables ......................................       100,085
                                                                            ------------
   TOTAL LIABILITIES .....................................................     8,941,322
                                                                            ------------
   NET ASSETS ............................................................  $386,374,729
                                                                            ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................  $356,126,673
Net unrealized depreciation ..............................................    (6,528,430)
Accumulated undistributed net realized gain ..............................    36,776,486
                                                                            ------------
   NET ASSETS ............................................................  $386,374,729
                                                                            ============
CLASS A SHARES:
Net Assets ...............................................................    $7,265,459
Shares Outstanding (unlimited authorized, $.01 par value) ................       622,040
  NET ASSET VALUE PER SHARE ..............................................        $11.68
                                                                                  ======
  MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value) .....................        $12.33
                                                                                  ======
CLASS B SHARES:
Net Assets ...............................................................  $372,933,379
Shares Outstanding (unlimited authorized, $.01 par value) ................    32,182,630
  NET ASSET VALUE PER SHARE ..............................................        $11.59
                                                                                  ======
CLASS C SHARES:
Net Assets ...............................................................    $4,728,273
Shares Outstanding (unlimited authorized, $.01 par value) ................       408,024
  NET ASSET VALUE PER SHARE ..............................................        $11.59
                                                                                  ======
CLASS D SHARES:
Net Assets ...............................................................    $1,447,618
Shares Outstanding (unlimited authorized, $.01 par value) ................       123,625
  NET ASSET VALUE PER SHARE ..............................................        $11.71
                                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 1998

NET INVESTMENT INCOME:
INCOME
Dividends (net of $15,278 foreign withholding tax).........  $   3,355,681
Interest ..................................................      2,469,051
                                                             -------------
   TOTAL INCOME ...........................................      5,824,732
                                                             -------------
EXPENSES
Plan of distribution fee (Class A shares) .................          8,994
Plan of distribution fee (Class B shares) .................      3,612,182
Plan of distribution fee (Class C shares) .................         26,114
Investment management fee .................................      2,761,954
Transfer agent fees and expenses ..........................        369,825
Registration fees .........................................        135,729
Shareholder reports and notices ...........................         56,557
Professional fees .........................................         52,146
Custodian fees ............................................         45,738
Organizational expenses ...................................         35,825
Trustees' fees and expenses ...............................         15,592
Other .....................................................          4,420
                                                             -------------
   TOTAL EXPENSES .........................................      7,125,076
                                                             -------------
   NET INVESTMENT LOSS ....................................     (1,300,344)
                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .........................................     46,595,280
Net change in unrealized appreciation .....................    (43,285,803)
                                                             -------------
   NET GAIN ...............................................      3,309,477
                                                             -------------
NET INCREASE ..............................................  $   2,009,133
                                                             =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                                             FOR THE PERIOD
                                                           FOR THE YEAR     OCTOBER 29, 1996*
                                                              ENDED              THROUGH
                                                          JULY 31, 1998      JULY 31, 1997**
                                                         ---------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................    $  (1,300,344)      $    (54,583)
Net realized gain ....................................       46,595,280         12,293,884
Net change in unrealized appreciation ................      (43,285,803)        36,757,373
                                                          -------------       ------------
   NET INCREASE ......................................        2,009,133         48,996,674
                                                          -------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class B shares .....................................               --            (99,469)
Net realized gain ....................................
  Class A shares .....................................          (36,472)                --
  Class B shares .....................................      (20,393,805)          (396,163)
  Class C shares .....................................          (18,182)                --
  Class D shares .....................................           (1,549)                --
                                                          -------------       ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................      (20,450,008)          (495,632)
                                                          -------------       ------------
Net increase from transactions in shares of beneficial
  interest ...........................................      124,497,217        231,717,345
                                                          -------------       ------------
   NET INCREASE ......................................      106,056,342        280,218,387
NET ASSETS:
Beginning of period ..................................      280,318,387            100,000
                                                          -------------       ------------
   END OF PERIOD .....................................    $ 386,374,729       $280,318,387
                                                          =============       ============

---------------------
 *  Commencement of operations.
**  Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Special Value Fund (the "Fund"), formerly Dean Witter Special Value Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in domestic equity securities of small capitalization companies. The Fund was organized as a Massachusetts business trust on June 21, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., to effect the Fund's initial capitalization. The Fund commenced operations on October 29, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $179,229 which was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $14,671,514 at July 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $768,105 and $2,492, respectively and received $176,211 in front-end sales from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1998 aggregated $492,285,463 and $396,703,986, respectively.

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $109,942 with DWR for portfolio transactions executed on behalf of the Fund. Included at July 31, 1998 in the receivable for investments sold was $641,991 for unsettled trades with DWR.

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $48,620 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,000.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

5. SHARES OF BENEFICIAL INTEREST+

Transactions in shares of beneficial interest were as follows:

                                                                                                     FOR THE PERIOD
                                                                  FOR THE YEAR                     OCTOBER 29, 1996*
                                                                     ENDED                              THROUGH
                                                                 JULY 31, 1998                      JULY 31, 1997**
                                                          ----------------------------       -----------------------------
                                                            SHARES           AMOUNT             SHARES            AMOUNT
                                                          ----------      ------------       ----------      -------------
CLASS A SHARES
Sold ................................................        699,033      $  8,650,697              828      $     10,015
Reinvestment of distributions .......................          3,096            36,472           --               --
Redeemed ............................................        (80,917)       (1,024,723)          --               --
                                                          ----------      ------------       ----------      ------------
Net increase -- Class A .............................        621,212         7,662,446              828            10,015
                                                          ----------      ------------       ----------      ------------
CLASS B SHARES
Sold ................................................     12,864,278       157,244,896       24,952,042       253,387,961
Reinvestment of dividends and distributions .........      1,627,397        19,105,644           45,626           464,015
Redeemed ............................................     (5,266,075)      (65,987,673)      (2,050,638)      (22,165,133)
                                                          ----------      ------------       ----------      ------------
Net increase -- Class B .............................      9,225,600       110,362,867       22,947,030       231,686,843
                                                          ----------      ------------       ----------      ------------
CLASS C SHARES
Sold ................................................        454,511         5,568,035              865            10,472
Reinvestment of distributions .......................          1,549            18,182           --               --
Redeemed ............................................        (48,901)         (614,455)          --               --
                                                          ----------      ------------       ----------      ------------
Net increase -- Class C .............................        407,159         4,971,762              865            10,472
                                                          ----------      ------------       ----------      ------------
CLASS D SHARES
Sold ................................................        123,097         1,504,096              828            10,015
Reinvestment of distributions .......................            131             1,549           --               --
Redeemed ............................................           (431)           (5,503)          --               --
                                                          ----------      ------------       ----------      ------------
Net increase -- Class D .............................        122,797         1,500,142              828            10,015
                                                          ----------      ------------       ----------      ------------
Net increase in Fund ................................     10,376,768      $124,497,217       22,949,551      $231,717,345
                                                          ==========      ============       ==========      ============

---------------
+ For the period March 28, 1997 through December 15, 1997, the Fund suspended the offering of its shares to new investors. The Fund intends to suspend the offering of its shares to new investors from time to time as may be determined by the Investment Manager.
*     Commencement of operations.
** For Class A, C, and D shares, for the period July 28, 1997 (issue date) through July 31, 1997.


6. FEDERAL INCOME TAX STATUS

As of July 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged $1,266,507, paid-in-capital was charged $33,837 and net investment loss was credited $1,300,344.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                          FOR THE PERIOD
                                                       FOR THE YEAR      OCTOBER 29, 1996*
                                                          ENDED               THROUGH
                                                     JULY 31, 1998++     JULY 31, 1997**++
------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............         $12.21              $10.00
                                                          ------              ------
Net investment loss .............................          (0.05)                 --
Net realized and unrealized gain ................           0.31                2.24
                                                          ------              ------
Total from investment operations ................           0.26                2.24
                                                          ------              ------
Less dividends and distributions from:
 Net investment income ..........................             --               (0.01)
 Net realized gain ..............................          (0.88)              (0.02)
                                                          -------             ------
Total dividends and distributions ...............          (0.88)              (0.03)
                                                          ------              -------
Net asset value, end of period ..................         $11.59              $12.21
                                                          ======              ======
TOTAL INVESTMENT RETURN+ ........................           2.02 %             22.41 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................           1.94 %              2.01 %(2)
Net investment loss .............................          (0.36)%             (0.03)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........       $372,933            $280,288
Portfolio turnover rate .........................            123 %                57 %(1)

-------------
 *  Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                           FOR THE PERIOD
                                                         FOR THE YEAR      JULY 28, 1997*
                                                            ENDED              THROUGH
                                                       JULY 31, 1998++     JULY 31, 1997++
------------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............        $12.21               $12.10
                                                           ------               ------
Net investment income .............................          0.03                 --
Net realized and unrealized gain ..................          0.32                 0.11
                                                           ------               ------
Total from investment operations ..................          0.35                 0.11
                                                           ------               ------
Less distributions from net realized gain .........         (0.88)                --
                                                           ------               ------
Net asset value, end of period ....................        $11.68               $12.21
                                                           ======               ======
TOTAL INVESTMENT RETURN+ ..........................          2.79 %               0.91%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.20 %               1.20%(2)
Net investment income .............................          0.25 %               2.27%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $7,265                  $10
Portfolio turnover rate ...........................           123 %                 57%(1)

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............        $12.21               $12.10
                                                           ------               ------
Net investment loss ...............................         (0.06)                --
Net realized and unrealized gain ..................          0.32                 0.11
                                                           ------               ------
Total from investment operations ..................          0.26                 0.11
                                                           ------               ------
Less distributions from net realized gain .........         (0.88)                --
                                                           ------               ------
Net asset value, end of period ....................        $11.59               $12.21
                                                           ======               ======
TOTAL INVESTMENT RETURN+ ..........................          2.02 %               0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          1.95 %               1.94%(2)
Net investment income (loss) ......................         (0.50)%               1.49%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $4,728                  $11
Portfolio turnover rate ...........................           123 %                 57%(1)

--------------
 *  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                           FOR THE PERIOD
                                                         FOR THE YEAR      JULY 28, 1997*
                                                            ENDED              THROUGH
                                                       JULY 31, 1998++     JULY 31, 1997++
------------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............        $12.21              $12.10
                                                           ------              ------
Net investment income .............................          0.06                --
Net realized and unrealized gain ..................          0.32                0.11
                                                           ------              ------
Total from investment operations ..................          0.38                0.11
                                                           ------              ------
Less distributions from net realized gain .........         (0.88)               --
                                                           ------              ------
Net asset value, end of period ....................        $11.71              $12.21
                                                           ======              ======
TOTAL INVESTMENT RETURN+ ..........................          3.04%               0.91%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          0.94%               0.94%(2)
Net investment income .............................          0.50%               2.53%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........        $1,448                 $10
Portfolio turnover rate ...........................           123%                 57%(1)

--------------
 *  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Special Value Fund (the "Fund"), formerly Dean Witter Special Value Fund, at July 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 11, 1998




                      1998 FEDERAL TAX NOTICE (unaudited)

      During the period ended July 31, 1998, 11.75% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo                                       MORGAN STANLEY
Edwin J. Garn                                                DEAN WITTER
John R. Haire                                                SPECIAL VALUE FUND
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Jenny Beth Jones
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information              ANNUAL REPORT
of shareholders of the Fund.  For more detailed                   July 31, 1998
information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.